                                                                   EXHIBIT 10(c)
                                                             Contract No. 105559

                NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
                       TRANSPORTATION   RATE SCHEDULE S-2
                        AGREEMENT DATED December 01, 1993
              UNDER SUBPART G of Part 284 OF THE FERC'S REGULATIONS

1. SHIPPER is: THE PEOPLES GAS LIGHT & COKE COMPANY, a local distribution company

2.   MDQ totals:   300,000 MMBtu per day.

3.   TERM:  December 01, 1993 through November 30, 1995

4.   ServIce will be ON BEHALF OF:
     /X/ Shipper or
     / / Other:  , a

5.   The ULTIMATE END USERS are (check one):
     / / customers of the following LDC/pipeline company(ies): ______________ ; / / customers in these states: _____________________________________ ; or
     /X/ customers within any state in the continental U.S.

6. / / This Agreement supersedes and cancels a _____________________ Agreement dated __________
     / / Capacity rights for this Agreement were released from
     /X/ [for firm service only] Service and reservation charges commence the latter of:
               (a) December 01, 1993, and
               (b) the date capacity to provide the service hereunder is
                   available on Natural's System.
     /X/ Other:  Shipper is converting a portion of the Service Agreement dated
                 --------------------------------------------------------------
                 April 10, 1992, with Natural from sales service to
                 --------------------------------------------------------------
                 transportation under this Agreement .
                 --------------------------------------------------------------

7.   SHIPPER'S ADDRESSES                Natural's ADDRESSES
                             GENERAL CORRESPONDENCE:
PEOPLES GAS LIGHT & COKE CO.            NATURAL GAS PIPELINE COMPANY OF AMERICA
ATTN:  Eckhard Blaumueller              Attention: Gas Transportation Services
122 S. Michigan Avenue                  3200 Southwest Freeway  77027-7523
Room 915                                P. 0. Box 283   77001-0283
Chicago, Illinois  60603                Houston, Texas

                STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:
PEOPLES GAS LIGHT & COKE CO.            NATURAL GAS PIPELINE COMPANY OF AMERICA
ATTN:  Eckhard Blaumueller              Attention:  Gas Accounting Department
122 S. Michigan Ave.                    701 East 22nd Street
Chicago, Illinois  60603                Lombard, Illinois  60148
                            PAYMENTS:
                                        NATURAL GAS PIPELINE COMPANY OF AMERICA
                                        Attention: Controller
                                        701 East 22nd Street
                                        Lombard, Illinois 60148

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. THIS AGREEMENT SHALL BE CONSTRUED AND GOVERNED BY THE LAWS OF ILLINOIS, AND NO STATE LAW SHALL APPLY TO REACH A DIFFERENT RESULT. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.

AGREED TO BY:
THE PEOPLES GAS LIGHT & COKE COMPANY    NATURAL GAS PIPELINE COMPANY OF AMERICA
BY:    /s/ Thomas M. Patrick            BY:
       -----------------------------          ---------------------------------
NAME:  Thomas M. Patrick                NAME:
       -----------------------------          ---------------------------------
TITLE: Vice President                   TITLE:
       -----------------------------           --------------------------------

                                    Exhibit A
                           Dated    DECEMBER 01, 1993


COMPANY  : PEOPLES GAS LIGHT & COKE CO.
CONTRACT : 105559


                                             COUNTY/PARISH                 PIN                       MDQ
     NAME / LOCATION                              AREA         STATE        NO.     ZONE           (MMBTU)
     ---------------                         --------------    -----       ----     ----           -------
PRIMARY RECEIPT POINT/S
- -----------------------

1.   AMOCO/NGPL EAST MAXINE LIVE OAK           LIVE OAK          TX         444      04               991
     -------------------------------
     INTERCONNECT WITH AMOCO ON TRANSPORTER'S
     EAST MAXINE LATERAL IN DR. C. F. SIMMONS
     NUECES RIVER VALLEY FARM SUBDIVISION
     BLOCK 77, SURVEY NO. 18.


2.   ASSOCNAT/NGPL RUSH SPRINGS GRADY          GRADY             OK        3071      02             1,231
     --------------------------------
     INTERCONNECT WITH SHIPPER'S DESIGNEE,
     ASSOCIATED NATURAL GAS, INC. IN SEC.
     7-T4N-R7W , GRADY COUNTY, OKLAHOMA.

3.   BOWEN #1 GRADY                            GRADY             OK        1468      02             3,048
     --------------
     INTERCONNECT WITH SHIPPER OR ITS
     PRODUCER(S)/SUPPLIER(S) AT OR NEAR THE
     BOWEN #1 WELL ON TRANSPORTER'S CHITWOOD
     GATHERING SYSTEM IN SEC. 5-T5N-R6W,
     GRADY COUNTY, OKLAHOMA.

4.   BRIDGEPORT PLT OUTLET MEC/NGPL WISE       WISE              TX        1850      02            29,228
     -----------------------------------
     AT THE TAILGATE OF THE MITCHELL ENERGY
     BRIDGEPORT PLANT IN THE P. NICHOLAS,
     A-654, WISE COUNTY, TEXAS.


5.   ENRON/NGPL REFUGIO                        REFUGIO           TX        6490      04             3,355
     ------------------
     INTERCONNECT WITH ENRON CORP. LOCATED IN
     THE JAMES POWER & JAMES HEWITSON SURVEY,
     A-53, REFUGIO COUNTY, TEXAS.


                            Dated   DECEMBER 01, 1993

COMPANY  : PEOPLES GAS LIGHT & COKE CO.
CONTRACT : 105559


                                             COUNTY/PARISH                 PIN                       MDQ
     NAME / LOCATION                              AREA         STATE        NO.     ZONE           (MMBTU)
     ---------------                         --------------    -----       ----     ----           -------

PRIMARY RECEIPT POINT/S
- -----------------------
6.   ENSERCH/NGPL ROUSE MASTER WASHITA         WASHITA           OK        1448      02               322
     ---------------------------------
     INTERCONNECT WITH ENSERCH EXPLORATION AT
     OR NEAR THE ROUSE MASTER METER ON
     TRANSPORTER'S SOUTH WEST BURNS FLAT
     GATHERING SYSTEM IN SEC. 23-T10N-R19E,
     WASHITA COUNTY, OKLAHOMA


7.   HOOKER PLT OUTLT P&P GAS/NGPL TEXAS       TEXAS             OK        1295      02               434
     -----------------------------------
     INTERCONNECT AT THE OUTLET OF THE PARKER
     AND PARSLEY GAS PROCESSING HOOKER
     PURIFICATION PLANT ON TRANSPORTER'S
     HOOKER GATHERING SYSTEM IN SEC.
     8-T4N-R17E, TEXAS COUNTY, OKLAHOMA.

8.   INDIAN BASIN PLT MARATHON/NGPL EDDY       EDDY              NM        1753      05            25,273
     -----------------------------------
     OUTLET OF MARATHON'S INDIAN BASIN PLANT
     IN SEC. 23-T21S-R23E, EDDY COUNTY, NEW
     MEXICO.


9.   KAISER/NGPL T.C.H. #1  LEA                LEA               NM        3509      05               509
     --------------------------
     INTERCONNECT WITH SHIPPER OR ITS
     PRODUCER(S)/SUPPLIER(S) AT OR NEAR THE
     KAISER-FRANCIS OIL COMPANY'S T.C.H. #1
     WELL ON TRANSPORTER'S PERMIAN BASIN
     MAINLINE IN SEC. 1-T16S-R33E, LEA
     COUNTY, NEW MEXICO.


10.  KN ENERG/NGPL INTER #1 HEMPHILL           HEMPHILL          TX         969      02             7,009
     -------------------------------
     INTERCONNECT WITH KN ENERGY, INC. ON
     TRANSPORTER'S BUFFALO WALLOW GATHERING
     SYSTEM IN SEC. 22, BLOCK M-1, H.&
     G.N.R.R. SURVEY, HEMPHILL COUNTY, TEXAS.
     UPSTREAM OF TRANSPORTER'S P.P. #163.

                            Dated   DECEMBER 01, 1993


COMPANY  : PEOPLES GAS LIGHT & COKE CO.
CONTRACT : 105559


                                             COUNTY/PARISH                 PIN                       MDQ
     NAME / LOCATION                              AREA         STATE        NO.     ZONE           (MMBTU)
     ---------------                         --------------    -----       ----     ----           -------

PRIMARY RECEIPT POINT/S
- -----------------------

11.  LA GLORIA MOBIL/NGPL JIM WELLS            JIM WELLS         TX         439      04             5,090
     ------------------------------
     AT OR NEAR THE TAILGATE OF MOBIL'S LA
     GLORIA GAS PLANT ON TRANSPORTER'S LA
     GLORIA-MOBIL LATERAL IN LOT #1, SUBD. OF
     LANDS ADJ. TO TOWN OF LA GLORIA, JIM
     WELLS COUNTY, TEXAS.


12.  LLANO/NGPL INTER #2 LEA                   LEA               NM        7591      05            24,727
     -----------------------
     INTERCONNECT WITH LLANO, INC. ON
     TRANSPORTER'S PERMIAN BASIN LINE IN SEC.
     9-T22S-R34E, LEA COUNTY, NEW MEXICO.


13.  MCCARICK/NGPL CLAYTON LIVE OAK            LIVE OAK          TX         425      04             6,683
     ------------------------------
     INTERCONNECT WITH MCCARICK OIL COMPANY
     LOCATED ON TRANSPORTER'S CLAYTON LATERAL
     IN THE DR. C.F. SIMMONS NUECES RIVER
     VALLEY FARM SUBDIVISION, BLOCK 77,
     SURVEY NO. 18, LIVE OAK COUNTY, TEXAS.

14.  MRT/NGPL MILLS RANCH WHEELER              WHEELER           TX        3033      02             5,191
     ----------------------------
     INTERCONNECT WITH MISSISSIPPI RIVER
     TRANSMISSION CORPORATION IN SEC. 2,
     A.B.& M. SURVEY.

15.  MTPC/NGPL HAGIST RANCH DUVAL              DUVAL             TX        6216      04             9,406
     ----------------------------
     INTERCONNECT WITH MIDCON TEXAS PIPELINE
     COMPANY IN OR NEAR THE B.S.&F. SURVEY
     267, A-113.

16.  MTPC/NGPL SOUTH TEXAS P/L NUECES          NUECES            TX        6213      04            18,323
     --------------------------------
     INTERCONNECT WITH MIDCON TEXAS PIPELINE
     COMPANY IN THE ANDRES F. DE LA FUENTE
     SURVEY, A-111, NUECES COUNTY, TEXAS.

                                       A-3

                            Dated    DECEMBER 01, 1993

COMPANY  : PEOPLES GAS LIGHT & COKE CO.
CONTRACT : 105559



                                             COUNTY/PARISH                 PIN                       MDQ
     NAME / LOCATION                              AREA         STATE       NO.     ZONE           (MMBTU)
     ---------------                         --------------    -----       ----     ----           -------

PRIMARY RECEIPT POINT/S
- -----------------------

17.  MYERS #1-27 GRADY                        GRADY             OK        2940      02               367
     -----------------
     INTERCONNECT WITH SHIPPER OR ITS
     PRODUCER(S)/SUPPLIER(S) IN SEC.
     27-T4N-R7W, GRADY COUNTY, OKLAHOMA.

18.  N BORDER/NGPL KEOKUK                     KEOKUK           IA         8090      01            11,993
     --------------------
     INTERCONNECT WITH NORTHERN BORDER
     PIPELINE COMPANY ON TRANSPORTER'S
     AMARILLO LINE IN SEC. 30-T76N-R10W,
     KEOKUK COUNTY, IOWA.

19.  NGPL/NGPL C.S. 112 INLET MOORE            MOORE             TX        3355      02             3,020
     ------------------------------
     TRANSFER POINT FOR FIRM TRANSPORTATION
     SERVICE FEEDER AGREEMENTS ON
     TRANSPORTER'S AMARILLO MAINLINE IN SEC.
     1 OF THE T.T. R.R. SURVEY, MOORE COUNTY,
     TEXAS.

2O.  NGPL/TPC GAGE                             GAGE              NE        2900      01             2,923
     -------------
     INTERCONNECT WITH TRAILBLAZER PIPELINE
     IN SEC. 15-T4N-R6E, GAGE COUNTY,
     NEBRASKA.

21.  NNG/NGPL MILLS                            MILLS             IA        203       01            15,357
     --------------
     INTERCONNECT WITH NORTHERN NATURAL GAS
     COMPANY IN SEC. 26-T72N-R43W, MILLS
     COUNTY, IOWA.

22.  OASIS/NGPL  WARD                          WARD              TX        5003      05             8,435
     ----------------
     INTERCONNECT WITH OASIS PIPE LINE
     COMPANY ON TRANSPORTER'S LOCKRIDGE
     GATHERING SYSTEM IN SEC. 93, BLOCK 34,
     H.& T.C.R.R. SURVEY, WARD COUNTY, TEXAS.

                            Dated  DECEMBER 01, 1993

COMPANY  : PEOPLES GAS LIGHT & COKE CO.
CONTRACT : 105559


                                             COUNTY/PARISH                 PIN                       MDQ
     NAME / LOCATION                              AREA         STATE        NO.     ZONE           (MMBTU)

     ---------------                         --------------    -----       ----     ----           -------

PRIMARY RECEIPT POINT/S
- -----------------------

23.  SABINEPL/NGPL HENRY PLT VERMILION         VERMILION         LA        3592      03            59,979
     ---------------------------------
     INTERCONNECT WITH SABINE PIPELINE
     COMPANY'S GAS PLANT ON TRANSPORTER'S
     LOUISIANA MAINLINE IN SEC. 21-T13S-R4E,
     VERMILION PARISH, LOUISIANA.

24.  SAL DEL REY-MC CORMACK HIDALGO            HIDALGO           TX         453      04             3,718
     ------------------------------
     INTERCONNECT WITH SHIPPER OR ITS
     PRODUCER(S)/SUPPLIER(S) ON TRANSPORTER'S
     SAL DEL REY LATERAL IN THE SAN SALVADOR
     DEL TULE GRANT, JUAN JOSE BALLI SURVEY,
     A-29O, HIDALGO COUNTY, TEXAS.


25.  SNEED B-12 MOORE                          MOORE             TX        1614      05            14,430
     ----------------
     INTERCONNECT WITH SHIPPER OR ITS
     PRODUCER(S)/SUPPLIER(S) AT OR NEAR THE
     SNEED #B-12 WELL ON TRANSPORTER'S
     PANHANDLE GATHERING SYSTEM IN SEC. 5 OF
     THE J.S. JOHNSON SURVEY, MOORE COUNTY,
     TEXAS. UPSTREAM OF TRANSPORTER'S B.S.
     #2, C.S. #112 AND C.P. #170.


26.  STINGRAY/NGPL CAMERON                     CAMERON           LA        5433      03            10,040
     ---------------------
     INTERCONNECT WITH STINGRAY PIPELINE IN
     SEC. 27-T14S-R13W, CAMERON PARISH,
     LOUISIANA.

27.  TEX SW/NGPL WASHITA                       WASHITA           OK        3695      02             2,000
     -------------------
     INTERCONNECT WITH TEXAS SOUTHWESTERN
     GAS CORPORATION ON TRANSPORTER'S OKLAHOMA
     EXTENSION MAINLINE IN OR NEAR SEC.
     1-T8N-R19W, WASHITA COUNTY, OKLAHOMA.

                           Dated    DECEMBER 01, 1993


COMPANY : PEOPLES GAS LIGHT & COKE CO.
CONTRACT: 105559


                                             COUNTY/PARISH                 PIN                       MDQ
     NAME / LOCATION                              AREA         STATE        NO.     ZONE           (MMBTU)
     ---------------                         --------------    -----       ----     ----           -------

PRIMARY RECEIPT POINT/S
- -----------------------

28.  TRANSCO/NGPL WHARTON                      WHARTON           TX         967      04            19,595
     --------------------
     INTERCONNECT WITH TRANSCONTINENTAL GAS
     PIPELINE COMPANY IN H.& T.C.R.R. SURVEY,
     A-186.

29.  TUBB #1-1 WINKLER                         WINKLER           TX        1620      05             3,047
     -----------------
     INTERCONNECT WITH SHIPPER OR ITS
     PRODUCER(S)/SUPPLIER(S) AT OR NEAR THE
     ATLANTIC TUBB #1-1 WELL ON TRANSPORTER'S
     CRITTENDON GATHERING SYSTEM IN SEC. 1,
     BLOCK C24, WINKLER COUNTY, TEXAS.

30.  WILLAMAR PLT AMOCO/NGPL WILLACY           WILLACY           TX         457      04               873
     -------------------------------
     OUTLET OF AMOCO'S WILLAMAR PLANT VIA
     TRANSPORTER'S WILLAMAR LATERAL IN THE
     SAN JUAN DE CARRICITOS GRANT, WILLACY
     COUNTY, TEXAS.

31.  YOUNG TRUST #1-4 HEMPHILL                 HEMPHILL          TX         989      02             3,403
     -------------------------
     INTERCONNECT WITH THE FACILITIES OF
     SHIPPER'S DESIGNEE ON TRANSPORTER'S
     WASHITA CREEK LATERAL IN SEC. 4, H.&
     G.N.R.R. SURVEY, BLOCK M-1.  UPSTREAM OF
     TRANSPORTER'S P.P. #163.

SECONDARY RECEIPT POINT/S
- -------------------------

     All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this agreement.

                            Dated   DECEMBER 01, 1993


COMPANY : PEOPLES GAS LIGHT & COKE CO.
CONTRACT: 105559



RATES

     Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's firm service rate schedules.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

     Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted for.

TRANSPORTATION OF LIQUIDS

     Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

                                    Exhibit B
                             Dated DECEMBER 01, 1993

COMPANY : PEOPLES GAS LIGHT & COKE CO.
CONTRACT: 105559


                                             COUNTY/PARISH                 PIN                       MDQ
     NAME / LOCATION                              AREA         STATE        NO.     ZONE           (MMBTU)
     ---------------                         --------------    -----       ----     ----           -------

PRIMARY DELIVERY POINT/S
- ------------------------

1.   NO SHORE/NGPL  GRAYSLAKE LAKE             LAKE              IL           1      01            64,370
     -----------------------------
     INTERCONNECT WITH NORTH SHORE GAS
     COMPANY LOCATED IN SEC. 12-T44N-R10E,
     LAKE COUNTY, ILLINOIS.
     LAKE, IL

2.   PGLC/NGPL  ROGERS PARK COOK               COOK              IL        4174      01           235,630
     ---------------------------
     INTERCONNECT WITH THE PEOPLES GAS LIGHT
     AND COKE COMPANY ON TRANSPORTER'S HOWARD
     STREET LINE IN SEC. 36-T41N-R13E, COOK,
     COUNTY, ILLINOIS.
     COOK, IL


SECONDARY DELIVERY POINT/S

     All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this agreement.

                       EXHIBIT C  DATED  DECEMBER 01, 1993
                    PRIMARY TRANSPORTATION PATH SEGMENT MDQs


COMPANY : PEOPLES GAS LIGHT & COKE CO.
CONTRACT: 105559


     Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

     A primary transportation path segment is the path between a primary receipt, delivery or node point and the next primary receipt, delivery or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

     A map of Natural's pipeline system showing these primary transportation path segment MDQs, and the direction to which each applies, is attached.

                       NATURAL GAS PIPELINE CO. OF AMERICA
                FTS PATH MAP - EXHIBIT C DATED  DECEMBER 01, 1993


SHIPPER     :Peoples Gas

CONTRACT NO.:105559

MDQ         :





     Exhibit C depicts the relevant portion, including compressor stations, of Natural Gas Pipeline Company of America's transmission system, the primary receipt and delivery points under the transportation agreement, the volumes associated with each point, and the transportation path defined by the primary receipt and delivery points. Exhibit C also specifies the Maximum Daily Quantity under the transportation agreement.



                                       C-2